Exhibit 99.1 Veritiv Announces Record Fourth Quarter and Full Year 2020 Net Income and a $50 Million Stock Repurchase Program Reports Fiscal Year Net Sales of $6.3 Billion, Record Net Income of $34.2 Million, Basic and Diluted Earnings per Share of $2.14 and $2.08, Adjusted EBITDA of $187.6 Million, and Record Low Net Leverage Ratio of 2.1x ATLANTA (March 3, 2021) – Veritiv Corporation (NYSE: VRTV), a full-service provider of business-to-business distribution solutions, today announced financial results for the fourth quarter and full year ended December 31, 2020. “The combination of Packaging sales growth over prior year and improving core sales trends from the prior two quarters in our other segments led to record net income and Adjusted EBITDA in the fourth quarter,” said Sal Abbate, Chief Executive Officer. “We made significant progress this year towards our vision of being a leading provider of packaging products, services and solutions. Despite the challenging market environment, the fundamentals of our business improved in a step-wise manner, driven by Packaging segment growth and the execution of our multi-year strategy, including our broad-based efficiency programs.” For the three months ended December 31, 2020, compared to the three months ended December 31, 2019: Net sales were $1.6 billion, a decrease of 10.5% from the prior year. Income before income taxes was $41.0 million, compared to $3.9 million in the prior year. Net income was $32.0 million, compared to $3.4 million in the prior year. Net restructuring charges were $11.8 million in the fourth quarter of 2020 compared to $11.9 million in the prior year. Basic and diluted earnings per share were $2.01 and $1.90, respectively, compared to $0.21 and $0.21, respectively, in the prior year. Adjusted EBITDA was $61.7 million, an increase of 30.7% from the prior year. Adjusted EBITDA as a percentage of net sales was 3.8%, an increase of 120 basis points from the prior year. For the year ended December 31, 2020, compared to the year ended December 31, 2019: Net sales were $6.3 billion, a decrease of 17.2% from the prior year. Income (loss) before income taxes was income of $43.0 million, compared to loss of $(28.8) million in the prior year. Net income was $34.2 million, compared to net loss of $(29.5) million in the prior year. Net restructuring charges were $52.2 million in 2020 compared to $28.8 million in the prior year.

Basic and diluted earnings per share were $2.14 and $2.08 compared to a loss for both basic and diluted earnings per share of $(1.84) in the prior year. Adjusted EBITDA was $187.6 million, an increase of 20.3% from the prior year. Adjusted EBITDA as a percentage of net sales was 3.0%, an increase of 100 basis points from the prior year. For the year ended December 31, 2020, net cash provided by operating activities was $289.2 million and free cash flow was $265.6 million. "We generated record cash flow in 2020 due to strong earnings and our ongoing efforts to improve working capital," said Stephen Smith, Senior Vice President and Chief Financial Officer. "At the end of December 2020, our net debt to Adjusted EBITDA leverage ratio was 2.1x, down from 4.1x in the prior year." 2021 Guidance The 2020 Restructuring Plan, as announced in July and amended in December, remains on schedule and on target. The Company expects full year 2021 revenue to be relatively flat to prior year, with performance varying by segment. During the first half of the year, revenues are expected to be unfavorably impacted by the negative effects of the COVID-19 pandemic across all segments, with the exception of Packaging. However, the Company expects a broader economic rebound in the second half of the year. Based on these factors, the Company expects income before taxes for full year 2021 to be in the range of $60 to $80 million and Adjusted EBITDA to be in the range of $195 to $205 million. Our 2021 free cash flow is expected to be at least $75 million, driven by earnings and continuing working capital discipline. We will continue to invest in business growth and expect capital expenditures for the year to be approximately $35 million. Stock Repurchase Program The Company also announced today that the Board of Directors has approved a $50 million stock repurchase program. Under the stock repurchase authorization, the Company may, from time to time, purchase shares of its common stock through open market transactions, privately negotiated transactions, forward, derivative, or accelerated repurchase transactions, tender offers or otherwise, in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The $50 million stock repurchase authorization does not obligate the Company to purchase any shares. The Company may commence such repurchases immediately, subject to compliance with applicable securities laws. The Company may enter into a pre-arranged stock trading plan in accordance with the guidelines specified under Rule 10b5-1 to effectuate the Company’s new stock repurchase program. The Company expects to finance any repurchases from a combination of cash on hand and cash provided by operating activities. The timing and method of any repurchases, which will depend on a variety of factors, including market conditions, are subject to results of operations, financial conditions, cash requirements and other factors. This authorization for the stock repurchase program replaces the $25 million stock repurchase authorization previously approved by the Board of Directors in March 2020 and may be suspended, terminated, increased or decreased by the Board at any time. “Our management team and Board of Directors are committed to initiatives with the highest return on investment, as well as prudent capital management. We believe this stock repurchase program accomplishes both objectives,” said Sal Abbate, Chief Executive Officer. Veritiv Corporation will host a conference call and webcast today, March 3, 2021, at 9 a.m. (ET) to discuss its fourth quarter and full year financial results. To participate, callers within the United States ("U.S.") and Canada can dial (833) 968-2246, and international callers can dial (825) 312-2066, both using conference ID number 7088867. Interested parties can also listen online at ir.veritivcorp.com. A replay of the call and webcast will be available online for a limited period of time at ir.veritivcorp.com shortly after the webcast is completed.

"Core sales" is defined as reported net sales excluding the impact of foreign exchange and adjusting for any day count differences. Important information regarding U.S. generally accepted accounting principles ("U.S. GAAP") and related reconciliations of non-GAAP financial measures to the most comparable U.S. GAAP measures can be found in the schedules to this press release, which should be thoroughly reviewed. A reconciliation of the forecasted full year 2021 Adjusted EBITDA guidance range cannot be provided without unreasonable efforts due to the uncertainty and variability on a forward-looking basis of certain items that impact net income including, but not limited to, restructuring charges, LIFO reserves, and taxes, any of which may be significant. In addition, the Company believes such a reconciliation would imply a degree of precision that would be confusing or misleading to investors. About Veritiv Veritiv Corporation (NYSE: VRTV), headquartered in Atlanta and a Fortune 500® company, is a full-service provider of packaging, JanSan and hygiene products, services and solutions. Additionally, Veritiv provides print and publishing products, and logistics and supply chain management solutions. Serving customers in a wide range of industries both in North America and globally, Veritiv has distribution centers throughout the U.S., Canada and Mexico, and team members around the world helping shape the success of its customers. For more information about Veritiv and its business segments visit www.veritivcorp.com. Safe Harbor Provision Certain statements contained in this press release regarding Veritiv Corporation’s (the "Company") future operating results, performance, business plans, prospects, guidance, the 2020 Restructuring Plan and any other restructuring, statements related to the impact of COVID-19 and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "continue," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" in our Annual Report on Form 10-K and elsewhere in the Company's publicly available reports filed with the Securities and Exchange Commission ("SEC"), which contain a discussion of various factors that may affect the Company's business or financial results. Such risks and other factors, which in some instances are beyond the Company's control, include: adverse impacts of the COVID-19 pandemic; the industry-wide decline in demand for paper and related products; increased competition from existing and non-traditional sources; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers; changes in prices for raw materials; changes in trade policies and regulations; increases in the cost of fuel and third-party freight and the availability of third-party freight providers; the loss of any of our significant customers; uncertainties as to the structure, timing, benefits and costs of the 2020 Restructuring Plan or any future restructuring plan that the Company may undertake; adverse developments in general business and economic conditions that could impair our ability to use net operating loss carryforwards and other deferred tax assets; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our ability to attract, train and retain highly qualified employees; our pension and health care costs and participation in multi-employer pension, health and welfare plans; the effects of work stoppages, union negotiations and labor disputes; our ability to generate sufficient cash to service our debt; increasing interest rates; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; our ability to comply with the covenants contained in our debt agreements; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws; changes in tax laws; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; regulatory changes and judicial rulings impacting our business; the impact of adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets on demand for our products and services, our business including our international operations, and our customers; foreign currency fluctuations; inclement weather, widespread outbreak of an illness, anti-terrorism measures and other disruptions to our supply chain, distribution system and operations; our dependence on a variety of information technology and telecommunications systems and the Internet; our reliance on third-party vendors for various services; cybersecurity risks; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results. The Company is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet service providers. This press release is being furnished to the SEC through a Form 8-K. The Company’s Annual Report on Form 10-K for the year ended December 31, 2020 to be filed with the SEC may contain updates to the information included in this release.

Financial Statements VERITIV CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (in millions, except per share data, unaudited) Weighted-average shares outstanding:

VERITIV CORPORATION CONSOLIDATED BALANCE SHEETS (dollars in millions, except par value) Assets Current assets: December 31, 2020December 31, 2019 Cash and cash equivalents$120.6$38.0 Accounts receivable, less allowances of $41.6 and $43.8, respectively849.5910.8 Related party receivable—2.8 Inventories465.4552.9 Other current assets119.5126.1 Total current assets1,555.01,630.6 Property and equipment (net of accumulated depreciation and amortization of $375.9 and $342.6, respectively)194.7216.9 Goodwill99.699.6 Other intangibles, net47.452.2 Deferred income tax assets60.057.0 Other non-current assets378.3454.8 Total assets$2,335.0 $2,511.1 Liabilities and shareholders' equity Current liabilities: Accounts payable$471.9$476.9 Related party payable—4.3 Accrued payroll and benefits80.653.9 Other accrued liabilities182.2183.8 Current portion of debt14.712.6 Total current liabilities749.4731.5 Long-term debt, net of current portion589.1742.4 Defined benefit pension obligations18.215.7 Other non-current liabilities395.2485.3 Total liabilities1,751.91,974.9 Commitments and contingencies Shareholders' equity: Preferred stock, $0.01 par value, 10.0 million shares authorized, none issued—— Common stock, $0.01 par value, 100.0 million shares authorized; shares issued - 16.6 million and 16.4 million, respectively; shares outstanding - 15.9 million and 16.1 million, respectively0.20.2 Additional paid-in capital634.9618.0 Accumulated earnings (deficit)(1.4)(35.3) Accumulated other comprehensive loss(33.5)(33.1) Treasury stock at cost - 0.7 million shares in 2020 and 0.3 million shares in 2019(17.1)(13.6) Total shareholders' equity583.1536.2 Total liabilities and shareholders' equity$2,335.0 $2,511.1

VERITIV CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS (in millions) Operating activities Year Ended December 31, 20202019 Net income (loss)$34.2$(29.5) Depreciation and amortization57.753.5 Amortization and write-off of deferred financing fees2.12.6 Net losses (gains) on dispositions of property and equipment(8.2)0.6 12.414.9 respectively Deferred income tax provision (benefit)(1.8)(2.7) Stock-based compensation17.714.6 Other non-cash items, net(12.4)11.9 Changes in operating assets and liabilities Accounts receivable and related party receivable56.5252.3 Inventories89.7139.7 Other current assets(3.2)37.1 Accounts payable and related party payable5.5(199.7) Accrued payroll and benefits17.1(2.9) Other accrued liabilities(1.0)(22.4) Other22.411.0 Net cash provided by (used for) operating activities289.2281.0 Investing activities Property and equipment additions(23.6)(34.1) Proceeds from asset sales18.30.5 Net cash provided by (used for) investing activities(5.3)(33.6) Financing activities Change in book overdrafts(16.6)26.2 Borrowings of long-term debt5,566.06,746.5 Repayments of long-term debt(5,719.2)(7,007.0) Payments under right-of-use finance leases(13.0)(9.1) Deferred financing fees(3.4)— Purchase of treasury stock(3.5)— Payments under Tax Receivable Agreement(12.3)(7.8) Payments under other contingent consideration—(20.0) Other(0.6)(2.7) Net cash provided by (used for) financing activities(202.6)(273.9) Effect of exchange rate changes on cash1.30.2 Net change in cash and cash equivalents82.6(26.3) Cash and cash equivalents at beginning of period38.064.3 Cash and cash equivalents at end of period$120.6 $38.0 Supplemental cash flow information Cash paid for income taxes, net of refunds$7.8$4.8 Cash paid for interest22.034.7 Non-cash investing and financing activities Non-cash additions to property and equipment for right-of-use finance leases$14.8$22.3 Non-cash additions to other non-current assets for right-of-use operating leases20.1129.3

Non-GAAP Measures We supplement our financial information prepared in accordance with U.S. GAAP with certain non-GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and other similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expenses, stock-based compensation expense, changes in the LIFO reserve, non-restructuring asset impairment charges, non-restructuring severance charges, non-restructuring pension charges, net, fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other adjustments) and free cash flow. We believe investors commonly use Adjusted EBITDA, free cash flow and these other non-GAAP measures as key financial metrics for valuing companies. In addition, the credit agreement governing our Asset-Based Lending Facility (the "ABL Facility") permits us to exclude the foregoing and other charges in calculating "Consolidated EBITDA", as defined in the ABL Facility. We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period. Adjusted EBITDA, free cash flow and these other non-GAAP measures are not alternative measures of financial performance or liquidity under U.S. GAAP. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies. As a result, we consider and evaluate non-GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures and to consider them with the most directly comparable U.S. GAAP measures. Adjusted EBITDA, free cash flow and these other non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under U.S. GAAP. Please see the following tables for reconciliations of non-GAAP measures to the most comparable U.S. GAAP measures.

Table I VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited) Three Months Ended December 31, Year Ended December 31, 2020201920202019

Table II VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES FREE CASH FLOW (in millions, unaudited) Year Ended December 31, 2020

Table II.a VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES FREE CASH FLOW GUIDANCE (in millions, unaudited) Forecast for Year Ending December 31, 2021 Net cash provided by (used for) operating activitiesat least $110 Less: Capital expenditures(35) Free cash flowat least $75

Table III VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) December 31, 2020 December 31, 2019 Amount drawn on ABL Facility$520.2 $673.2 Less: Cash and cash equivalents(120.6)(38.0) Net debt$399.6 $635.2 Last Twelve Months Adjusted EBITDA$187.6 $155.9 Net debt to Adjusted EBITDA2.1x4.1x Last Twelve Months December 31, 2020 Last Twelve Months December 31, 2019 Net income (loss)$34.2 $(29.5) Interest expense, net25.138.1 Income tax expense (benefit)8.80.7 Depreciation and amortization57.753.5 EBITDA125.862.8 Restructuring charges, net52.228.8 Facility closure charges, including (gain) loss from asset disposition(3.7)— Stock-based compensation17.714.6 LIFO reserve (decrease) increase(1.5)(3.7) Non-restructuring severance charges4.18.4 Non-restructuring pension charges, net7.26.6 Integration and acquisition expenses—17.5 Fair value adjustment on Tax Receivable Agreement contingent liability(19.1)0.3 Fair value adjustment on contingent consideration liability1.013.1 Escheat audit contingent liability(0.2)3.7 Other4.13.8 Adjusted EBITDA$187.6 $155.9

Veritiv Contacts: Investors: Scott Palfreeman, 844-845-2136Media: Kristie Madara, 770-391-8471